Investment Portfolioas of September 30, 2025 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 99.1%
Real Estate 99.1%
Diversified REITs 1.7%
Essential Properties Realty Trust, Inc.	581,763	17,313,267
Health Care REITs 16.3%
American Healthcare REIT, Inc.	394,996	16,593,782
Healthcare Realty Trust, Inc.	812,630	14,651,719
Omega Healthcare Investors, Inc.	526,691	22,236,894
Ventas, Inc.	439,054	30,729,389
Welltower, Inc.	453,207	80,734,295
		164,946,079
Hotel & Resort REITs 2.2%
Host Hotels & Resorts, Inc.	1,317,106	22,417,144
Industrial REITs 11.2%
EastGroup Properties, Inc.	101,692	17,212,388
First Industrial Realty Trust, Inc.	343,091	17,658,894
Lineage, Inc. (a)	25,517	985,977
Prologis, Inc.	674,450	77,238,014
		113,095,273
Office REITs 3.7%
BXP, Inc.	197,842	14,707,575
Hudson Pacific Properties, Inc.*	1,895,958	5,232,844
Kilroy Realty Corp.	408,533	17,260,519
		37,200,938
Residential REITs 11.5%
American Homes 4 Rent "A"	351,552	11,689,104
Equity Residential	583,584	37,775,392
Essex Property Trust, Inc.	71,644	19,176,233
Mid-America Apartment Communities, Inc.	188,982	26,406,455
Sun Communities, Inc.	163,266	21,061,314
		116,108,498
Retail REITs 15.0%
Agree Realty Corp.	442,733	31,451,752
Brixmor Property Group, Inc.	973,849	26,956,140
Realty Income Corp.	250,381	15,220,661
Regency Centers Corp.	299,100	21,804,390
Simon Property Group, Inc.	297,486	55,829,198
		151,262,141
Specialized REITs 37.5%
American Tower Corp.	431,012	82,892,228
Crown Castle, Inc.	239,045	23,065,452
CubeSmart	320,660	13,038,036
Digital Realty Trust, Inc.	231,491	40,020,164
Equinix, Inc.	74,397	58,270,706
Extra Space Storage, Inc.	265,978	37,486,939
Iron Mountain, Inc.	347,184	35,391,937

Lamar Advertising Co. "A"	109,618	13,419,436
Smartstop Self Storage REIT, Inc. (a)	358,954	13,511,029
VICI Properties, Inc.	1,468,014	47,871,936
Weyerhaeuser Co.	536,499	13,299,810
		378,267,673
Total Common Stocks (Cost $800,720,790)		1,000,611,013

Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.05% (b) (c) (Cost $15,190,124)	15,190,124	15,190,124

Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 4.18% (b) (Cost $4,254,295)	4,254,295	4,254,295

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $820,165,209)	101.0	1,020,055,432
Other Assets and Liabilities, Net	(1.0)	(9,895,543)
Net Assets	100.0	1,010,159,889
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2025	Value ($) at 9/30/2025
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.05% (b) (c)
87,350	15,102,774 (d)	—	—	—	12,880	—	15,190,124	15,190,124
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 4.18% (b)
9,012,430	123,424,967	128,183,102	—	—	157,027	—	4,254,295	4,254,295
9,099,780	138,527,741	128,183,102	—	—	169,907	—	19,444,419	19,444,419

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2025 amounted to $15,008,153, which is 1.5% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2025.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2025 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,000,611,013	$—	$—	$1,000,611,013
Short-Term Investments (a)	19,444,419	—	—	19,444,419
Total	$1,020,055,432	$—	$—	$1,020,055,432

(a)	See Investment Portfolio for additional detailed categorizations.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
DRESF-PH3